EXHIBIT 10.39

                           SUBSCRIPTION AGREEMENT AND
                               EXECUTION DOCUMENTS
                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
                                  COMMON STOCK

                               ____________ SHARES

         Enclosed herewith are the documents necessary to subscribe for Shares of Common Stock, $.001 par value per share (the "Shares"), of Universal Communication Systems, Inc. ("UCSI" or the "Company"). Set forth herein are instructions for the execution of the enclosed documents.

                                TABLE OF CONTENTS

How to subscribe
         A.       Instructions
         B.       Communications

Subscription Agreement (2 copies)
         Appendix A-Consideration to be Delivered
         Appendix B-Accredited Investor Certificate


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                                HOW TO SUBSCRIBE

A. Instructions.

     Each person considering subscribing the Shares should review the following instructions:

     Subscription Agreement: Two copies of the form Subscription Agreement and Appendixes A and B attached to the Subscription Agreement should be completed, executed and delivered to the company at the address set forth below. The Company will execute both copies of the Subscription Agreement and return one to you for your records.

     The company shall have the right to accept or reject any subscription, in whole or in part.

     An acknowledgement of the acceptance of your subscription for Shares will be returned to you promptly after acceptance.

     Payment: Payment of $______ for each Share subscribed for shall be made by delivery at the Closing (as defined in Section 3 of the Subscription Agreement) of cash to the Company at the address set forth below to an account specified by the Company.

B. Communications.

     All documents and checks should be forwarded to:

                  Universal Communication Systems, Inc.
                  407 Lincoln Road, Ste 12F
                  Miami Beach, FL 33139
                  Attention:  Chief Financial Officer

          THE SHARES COMMON STOCK OF UNIVERSAL COMMUNICATION SYSTEMS, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

          THE PURCHASE OF SHARES COMMON STOCK OF UNIVERSAL COMMUNICATION SYSTEMS, INC. INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

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                             SUBSCRIPTION AGREEMENT

Universal Communication Systems, Inc.
407 Lincoln Road, Ste 12F
Miami Beach, FL 33139

Gentlemen:

         The undersigned understands that Universal Communication Systems, Inc. (the "Company"), is offering for sale up to __________ Shares of its Common Stock, $.001 par value per share (the "Shares"), having the rights, privileges and preferences as set forth in the Certificate of Designations (the "Certificate") attached hereto as Exhibit A. The undersigned further understands that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

         1. Subscription: Subject to the terms and conditions hererof and the provisions of the Memorandum, the undersigned hereby irrevocably subscribes for that number of Shares set forth in Appendix A hereto at a price per share of $_______, which is payable as described in Section 4 hereof.

         2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reasons and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to him would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

         3. The Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at such time and place as the Company shall designate by notice to the undersigned.

         4. Payment for Shares. Payment for the Shares shall be received by the Company from the undersigned by cashier's check or wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in Appendix A hereto. The Company shall deliver the Shares to the undersigned at the Closing.

         5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

              (a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its own assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

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              (b) The Company has duly authorized the issuance and sale of the
                  Shares upon the terms of their offer by all requisite corporate action.

              (c) The Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and nonassessable Shares of the Company, and the issuance thereof will not conflict with the certificate of incorporation or bylaws of the Company nor with any outstanding warrant, option, call, preemptive right or commitment of any type relating to the Company's capital stock. The Shares shall have the rights, preferences and privileges set forth in the Certificate.

              (d) No representation or warranty by the Company in this
                  Agreement, and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the undersigned in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

         6. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company and each officer, director and agent of the Company that:

              (a) General:

                  (i) The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

                  (ii) The undersigned is a resident of the state or country set forth on the signature page hereto and is not acquiring the Shares as an agent or otherwise for any person.

              (b) Information Concerning the Company:

                  (i) The undersigned has been given the opportunity to obtain any information necessary to verify the accuracy of the information contained in documents supplied by the Company and has been furnished all such information so requested.

                  (ii) The undersigned understands that, unless he notifies the Company in writing to the contrary at or before the Closing, all the undersigned's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

                  (iii) The undersigned understands that the purchase of the
                        Shares involves various risks, including those outlined in this Agreement.

                  (iv) The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.
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              (c) Status of the Undersigned:

                  (i) The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the undersigned has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Shares.

                  (ii) The undersigned is an "accredited investor" as defined in Rule 501 (a) under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares. The undersigned acknowledges that he has completed the Accredited Investor Certificate contained in Appendix B and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

              (d) Restrictions on Transfer or Sale of Shares:

                  (i) The undersigned is acquiring The Shares solely for his own beneficial Account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The undersigned understands that the Shares have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

                  (ii) The undersigned understands that the Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Shares (except for the registration rights granted hereunder), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Shares for an indefinite period of time.

                  (iii) The undersigned agrees: (A) that he will not sell,
                        assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or


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                        attempt to do any of the foregoing, except pursuant to
                        registration of the Shares, as applicable, under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificate(s) for the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such shares except upon compliance with the foregoing restrictions.

                  (iv) The undersigned has not offered or sold any portion of his Shares with others or of reselling or otherwise disposing of any portion of his Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

                  (v) The undersigned acknowledges that neither the Corporation nor any other person offered to sell the Shares to it by means of any form of general advertising, such as media advertising or seminars.

                  (vi) The undersigned acknowledges that the Seller has the right in its sole and Absolute discretion to abandon this private placement at any time prior to the completion of the offering and to return the previously paid subscription price of the Shares without interest thereon, to the respective subscribers.

                  (vii) The undersigned has not used any person as a "Purchaser
                        Representative" within the meaning of the SEC Regulation D to represent it in determining whether it should purchase the Shares.

         7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the number of Shares specified herein and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

         8. Obligations Irrevocable. The obligations of the undersigned hereunder shall be irrevocable, except with the consent of the Company, until December 31, 2002.

         9. Legend. Each certificate for Shares (sold pursuant to this Agreement) will be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF THE COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

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         10.  Brokers. Subscriber has not entered into any agreement to pay any broker's or finder's fee to any Person with respect to this Agreement or the transactions contemplated hereby.

         11. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, charge, discharge or termination is sought.

         12. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

         13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

         14. Section and Other Headings. The section and other headings contained in this agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         16. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

              (a) If to the Company, to it at the following address:

                  Universal Communication Systems, Inc.
                  407 Lincoln Road, Ste 12F
                  Miami Beach, FL 33139
                  Attention:  Chief Financial Officer

              (b) If to the undersigned, to him at the following page hereto;

                  _____________________________
                  _____________________________
                  _____________________________

              Or at such other address as either party shall have specified by notice in writing to the other.

         17. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         18. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.

         19. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Agreement which would cause any representation, warranty or covenant of the undersigned contained in this Agreement to be false or incorrect.

         IN WITNESS THEREOF, the undersigned has executed this Subscription Agreement this ________ day of ___________________ 20__.


                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Print Name

                                            ____________________________________
                                            Number and Street

                                            ____________________________________
                                            City, State and Zip

                                            ____________________________________
                                            Subscriber's Social Security Number
                                            or Tax Identification Number

                                            ____________________________________
                                            Signature of Co-owner if applicable

If Joint Ownership, check one (all parties must sign above):

(    )  Joint Tenants with Right of Survivorship     (    )  Tenants in Common

(    )  Community Property

If Fiduciary or Corporation, check one:

(    )  Trust  (    )  Estate  (    )  Power of Attorney  (    )  Corporation


                                          UNIVERSAL COMMUNICATION SYSTEMS, INC.


                                          By:___________________________________
                                                 Name: _________________________
                                                 Title:_________________________

Accepted as of ____________________________ _____

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                                   APPENDIX A

                          CONSIDERATION TO BE DELIVERED

Shares of Common Stock to be Acquired                Amount to be paid
-------------------------------------                -----------------

__________  Shares of Common Stock at
______ per share                                     _____________


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                                   APPENDIX B

                         ACCREDITED INVESTOR CERTIFICATE

         The undersigned Investor hereby certifies that he is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933 (the "Act"). The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

     _____ a. An individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles);

     _____ b. An individual who had an individual income in excess of $200,000 in the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year. For purposes of this offering, individual income shall equal adjusted gross income, as reported in the investor's federal income tax return, less any income attributable to a spouse or to a property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations and releases of the Commission;

      _____ c. A bank as defined in Section 3 (a) (2) of the Securities Act of 1933, as amended (the "Act") , or a savings and loan association or other institution as defined in Section 3 (a) (5)
              (A) of the Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2 (13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in Section 2 (a) (48) of the 1940 act; A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3 (21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

      _____ d. Private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940;

     _____ e. An organization described in Section 501 (c) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

      _____   f.  An individual who is a director or executive officer of the
                  Company; or

      _____ g. An entity in which all of the equity owners are accredited investors as set forth above.

              IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this __________ day of ____________________, ____.


                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Printed Name